Fees Summary	Jul. 31, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,437.62
Total Fee Amount	8,437.62
Total Transaction Valuation	61,097,913.10
Total Offset Amount	(0)
Net Fee	$ 0.00
Offset Table N/A	N/A